Exhibit 10.49

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

BINDING TERM SHEET

THIS BINDING TERM SHEET (this “Term Sheet”) is entered into on March 18, 2020 (the “Effective Date”), by and between LEE’S PHARMACEUTICAL (HK) LTD. (“LP”), and WINDTREE THERAPEUTICS, INC., a Delaware corporation (“WINT”), as follows:

Purpose of Term Sheet

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The parties intend for this Term Sheet to provide (1) guidance to the parties in the preparation of definitive written agreement(s) for the transactions described in this Term Sheet (collectively, the “Definitive Agreement”) and (2) certain obligations legally binding on the parties.

Terms

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LP shall pay to WINT the following amounts (the “Project Expenses”), which payment will be used by WINT in connection with the development of AEROSURF® from April 1, 2020 through September 30, 2020, with the main focus being the carrying out of the “Device Bridging Study” as briefly described in Exhibit A: (a) USD$1,000,000 no later an April 1, 2020; (b) USD$1,400,000 no later than July 1, 2020; and (c) USD$1,500,000 or USD$ 400,000 (as the case may be), subject to the provisions set forth below, no later than September 1, 2020. The payments above are non-refundable. In any case, the parties expressly agree that, on or prior to August 31, 2020, if WINT both (1) receives proceeds, net of transaction costs including legal fees, accounting fees and underwriter discounts, commissions and fees, from the sale of its equity securities equal to USD$4,500,000 or more and (2) WINT’s common stock becomes listed on the NASDAQ National Market or NASDAQ Global Market, then the Project Expenses will be adjusted such that WINT will absorb USD$ 1,100,000 of the budgeted KL4 platform fixed costs (as set forth in Exhibit A). In such case, the third payment under (c) above will be lowered from US$1,500,000 to USD$ 400,000.

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During the period from April 1, 2020 through September 30, 2020, the parties will negotiate in good faith for a definitive agreement concerning LP provision of additional semi-annual non-refundable payments to cover the continued development of AEROSURF after September 30, 2020. Such payments would also be considered Project Expenses. The parties expect such payments to be equal and subject to an agreed budget for such continued development, which budget will be agreed no later than one month prior to the start of each subsequent 6-month period/s. Additionally, WINT and LP will agree no later than one month prior to the end of any 6-month period, on the ongoing global strategy and operating plan to include review of development progress and plan of global development under WINT’s active management (versus localizing programs and costs and support (i.e., analytics) into China only).

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“Commercialization Net Revenue” means (a) any and all revenue amounts and payments received by WINT and its affiliate/s in consideration for any sale, divesture, license or other development and/or commercialization of the KL4/AEROSURF portfolio (i.e., Surfaxin, Surfaxin LS; AEROSURF as well as any KL4-containing product as a mono-substance and in combination with other active ingredients) including, without limitation, upfront and milestone payments, distributions of net profit, license maintenance fees, royalties and sublicense income but excluding (i) payments made by another licensee for bona fide research and development conducted by WINT; (ii) reimbursement paid to WINT by another licensee of patent expenses for the KL4/AEROSURF patent portfolio and (iii) all amounts received by WINT under the License, Development and Commercialization Agreement between LP and WINT dated as of June 12, 2017 (as amended, the “License Agreement”); minus (b) any payments, such as royalties and milestone payments, owed and paid by WINT in respect of third party intellectual property not previously funded by LP.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

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Until WINT has paid LP a total amount of Commercialization Net Revenue equal to one hundred twenty five percent (125%) of Project Expenses, WINT will pay LP fifty percent (50%) of Commercialization Net Revenue.

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Additionally, LP and WINT will amend Section 7.4(a)(i) (Royalty Rates for the Surfaxin Product and/or Surfaxin LS) of the License Agreement to decrease (i) royalty rates from [***]% to [***]% in the less than or equal to annual [***] tier, (ii) from [***]% to [***]% in the greater than annual [***] but less than or equal to annual [***] tier, (iii) from [***]% to [***]% in the greater than annual [***] but less than or equal to annual [***] tier and iv) from [***]% to [***]% in the greater than annual [***] tier.

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Except as required by law, neither party shall publicly announce that the parties have entered into this Term Sheet or the terms and conditions of this Term Sheet except with the prior written consent of the other party.

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The parties agree that: (1) this Term Sheet shall be governed by, construed and enforced in accordance with the laws of England and Wales; (2) all disputes arising out of or in connection with the Term Sheet and the Definitive Agreement shall be finally settled by arbitration before a single arbitrator under the auspices of JAMS, Inc., pursuant to its Comprehensive Arbitration Rules and Procedures then in effect (the “JAMS Rules”); (3) the arbitration will be conducted in London (United Kingdom), the language of the arbitration will be English and judgment on the award may be entered in any court having jurisdiction; (4) each party has participated fully in the review and revision of this Term Sheet and, therefore, any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in interpreting this Term Sheet; (5) the parties shall bear their own attorneys’ fees, costs, and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Term Sheet and the Definitive Agreement; (6) this Term Sheet may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one agreement; (7) this Term Sheet constitutes the final, complete, and exclusive statement of the terms of the agreement between the parties pertaining to the subject matter of this Term Sheet and supersedes all other prior or contemporaneous, oral or written understandings and agreements of the parties; and (8) this Term Sheet may be supplemented, amended, or modified only by a writing signed by both parties.

[Signature Page to Follow]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties have executed this Term Sheet as of the Effective Date.

WINDTREE THERAPEUTICS, INC. By: /s/ Craig Fraser Name: Craig Fraser Title: CEO	LEE’S PHARMACEUTICAL (HK) LTD. By: /s/ Benjamin Li Name: Benjamin Li Title: CEO

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***] HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

EXHIBIT A

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